THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2005

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of April l, 2005 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA5)

                        Residential Accredit Loans, Inc.

             (Exact name of registrant as specified in its charter)


              DELAWARE                  333-107959             51-0368240
    (State or Other Jurisdiction        (Commission         (I.R.S. Employer
          of Incorporation)            File Number)       Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                    55437
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code, is (952) 857-7000



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

        On May 6, 2005, the Registrant will cause the issuance and sale of approximately $241,840,609 initial principal amount of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA5, Class A-I, Class A-II, Class M-l, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of April 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and Deutsche Bank Trust Company Americas, as Trustee.

        In connection with the sale of the Certificates, the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-107959, which Collateral Term Sheets are being filed electronically as exhibits to this report.

        The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.



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Item 9.01  Financial Statements and Exhibits


         (a) Financial Statements.

           Not applicable.

         (b) Pro Forma Financial Information.

           Not applicable.

         (c) Exhibits


                          ITEM 601(A) OF
                          REGULATION S-K
EXHIBIT NO.               EXHIBIT NO.          DESCRIPTION

          1                      99               Collateral Term Sheets



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RESIDENTIAL ACCREDIT LOANS, INC.


                                               By:    /s/ Benita Bjorgo
                                               Name:  Benita Bjorgo
                                               Title: Vice President

Dated: May 5, 2005




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                                  EXHIBIT INDEX



               Item 601(a) of                                   Sequentially
Exhibit        Regulation S-K                                   Numbered
Number.        Exhibit No.          Description                 Page

1              99                   Collateral Term Sheets       7


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